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Exhibit 23-a

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 13, 2004, in Post-effective Amendment No. 1 to Form S-3 on Form S-1 Registration Statement (No. 333-91972) and related Prospectus of ADC Telecommunications, Inc. for the registration of 1,000,000 Shares of Common Stock related to the ADCInvestDirect Direct Stock Purchase Plan.

                        /s/ Ernst & Young LLP

Minneapolis, Minnesota
January 19, 2005

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  Exhibit 23-a
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM